                                                                 Exhibit 10.2(C)

                                                                  --------------
                                                                  EXECUTION COPY
                                                                  --------------

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     Assignment, Assumption and Recognition Agreement (the "Agreement"), dated August 30, 2007, among Bank of America, National Association, a national banking association (the "Assignor"), Banc of America Funding Corporation, a Delaware corporation ("BAFC"), U.S. Bank National Association, a national banking association, not in its individual capacity, but solely as trustee of the Banc of America Funding 2007-7 Trust (the "Assignee"), Washington Mutual Bank (formerly known as Washington Mutual Bank, FA), a federally chartered savings bank ("WMB") and as acknowledged by Wells Fargo Bank, N.A., a national banking association ("Wells Fargo Bank"), as a master servicer of the Banc of America Funding 2007-7 Trust;

     WHEREAS, pursuant to (i) that certain Assignment, Assumption and Recognition Agreement, dated June 30, 2004, among DLJ Mortgage Capital, Inc. ("DLJMC"), Washington Mutual Mortgage Securities Corp. ("WMMSC"), the Assignor and WMB, and (ii) that certain Assignment, Assumption and Recognition Agreement, dated July 30, 2004, among DLJMC, WMMSC and the Assignor (collectively, the "DLJ Purchase Agreement"), each of which is attached in Appendix A hereto, the Assignor purchased the mortgage loans listed on Exhibit A-1 attached hereto (the "DLJ Mortgage Loans") from DLJMC;

     WHEREAS, pursuant to (i) that certain Mortgage Loan Purchase and Sale Agreement (Amended and Restated), dated as of July 1, 2003, by and among WMB, Washington Mutual Bank fsb, Washington Mutual Bank and the Assignor (as successor in interest to Banc of America Mortgage Capital Corporation ("BAMCC")), as purchaser (as amended by (a) that certain Master Assignment, Assumption and Recognition Agreement (the "MAAR"), dated as of July 1, 2004, by and among BAMCC, the Assignor, Washington Mutual Bank fsb, Washington Mutual Bank and WMB, and (b) that certain Regulation AB Amendment to the Mortgage Loan Purchase and Sale Agreement, dated as of January 1, 2006, by and among Washington Mutual Bank fsb, WMB and the Assignor) (collectively, the "WMB Purchase Agreement"), and (ii) that certain Term Sheet, dated May 17, 2007, by and between WMB and the Assignor (collectively, the "WMB Purchase Agreement" and together with the DLJ Purchase Agreement, the "Purchase Agreement"), which is attached in Appendix B hereto, the Assignor purchased the mortgage loans listed on Exhibit A-2 attached hereto (the "WMB Mortgage Loans" and together with the DLJ Mortgage Loans, the "Mortgage Loans") from WMB;

     WHEREAS, WMB currently services the Mortgage Loans pursuant to that certain Servicing Agreement (Amended and Restated), dated as of July 1, 2003, by and between the Assignor and WMB, as servicer (the "Servicer") (as amended by (a) the MAAR and (b) that certain Regulation AB Amendment to the Servicing Agreement, dated as of January 1, 2006, by and between WMB and the Assignor (collectively, the "Servicing Agreement" and together with the Purchase
Agreement, the "Underlying Agreements")), and such Servicing Agreement is attached in Appendix C hereto;

     WHEREAS, on the date hereof, the Assignor is transferring all of its right, title and interest in and to the Mortgage Loans to BAFC;

     WHEREAS, on the date hereof, BAFC is transferring all of its right, title and interest in and to the Mortgage Loans to the Assignee; and

     WHEREAS, on the date hereof, Wells Fargo Bank, as master servicer (in such capacity, the "Master Servicer"), is entering into a Pooling and Servicing Agreement, dated the date hereof (the "Pooling Agreement"), among BAFC, the Master Servicer, Wells Fargo Bank, as securities administrator (in such capacity, the "Securities Administrator"), and the Assignee, pursuant to which the Master Servicer will supervise, monitor and oversee the servicing of the Mortgage Loans.

     For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. The Assignor hereby grants, transfers and assigns to BAFC, and BAFC hereby grants, transfers and assigns to Assignee, all of the right, title and interest of the Assignor in, to and under (a) the Mortgage Loans and (b) all rights and obligations under the Underlying Agreements to the extent related to the Mortgage Loans.

     The Assignor specifically reserves and does not assign to BAFC or the Assignee any right, title and interest in, to or under any mortgage loan subject to the Underlying Agreements other than the Mortgage Loans.

     The Assignee assumes all of the interests and rights of the Assignor under the Underlying Agreements solely with respect to the Mortgage Loans.

     2. The Assignor warrants and represents to, and covenants with, BAFC, WMB and the Assignee that, as of the date hereof:

     a. The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans and any and all of the interests, rights and obligations under the Underlying Agreements as they relate to the Mortgage Loans free and clear from any and all claims and encumbrances whatsoever;

     b. The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to WMB with respect to the Underlying Agreements or the Mortgage Loans;

     c. The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Underlying Agreements or the Mortgage Loans. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Underlying Agreements or the Mortgage Loans; and

     d. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the

          Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933, as amended (the "Securities Act"), or which would render the disposition of the Mortgage Loans a violation of
          Section 5 of the Securities Act or require registration pursuant thereto.

     3. From and after the date hereof, WMB shall (i) note the transfer of the Mortgage Loans to the Assignee in its books and records and (ii) recognize the Assignee as the owner of the Mortgage Loans. WMB acknowledges that a REMIC election will be made with respect to the Mortgage Loans and that the Master Servicer, pursuant to the Pooling Agreement, will administer on behalf of the Assignee the terms and conditions of the Servicing Agreement. The Master Servicer shall be authorized to enforce directly against the Servicer any of the obligations of the Servicer to the Assignor or its assignees provided for in the Servicing Agreement, other than the indemnification obligations of the Servicer to the Assignor only.

     4. The Servicer hereby agrees to service the Mortgage Loans in accordance with the terms of the Servicing Agreement, as modified by Section 6 herein, for the benefit of the Assignee. All remittances by the Servicer shall be made to the account or accounts designated by the Master Servicer to the Servicer in writing from time to time. Wire remittances shall be sent to: WELLS FARGO BANK, N.A., ABA# 121000248, FOR CREDIT TO: SAS CLEARING, ACCT: 3970771416, FFC TO:
BAFC 2007-7 # 53175200.

     5. WMB hereby  represents  and warrants to each of the other parties hereto
(i) that the representations and warranties of WMB in Section 5.7 of the Servicing Agreement are true and correct in all material respects as of the date hereof with the same force and effect as though expressly made at and/or as of the date hereof and (ii) that WMB has not taken or omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the Mortgage Loans.

     6. The Servicer hereby agrees to the following modifications to the Servicing Agreement with respect to the Mortgage Loans:

     a. Article 1. The first sentence in the definition of "Monthly Remittance Date" is hereby replaced in its entirety with the following:

          "The eighteenth (18th) day (or if such day is not a Business Day, the immediately preceding Business Day) of any month."

     b. Article 1. The definition of "Qualified Depository" is hereby replaced in its entirety with the following:

          "Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which have one of the two highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, acting in its fiduciary capacity."

     c. Section 3.2. Section 3.2(a) is modified by adding the following as the second paragraph of such section:

          "The Servicer shall provide to the Owner or any Master Servicer (i) the information set forth in Exhibit F-1, Exhibit F-2 and Exhibit F-3 in a mutually agreeable format and (ii) any other information readily available to the Servicer on its servicing system relating to the servicing of the Mortgage Loans the Master Servicer reasonably requires (provided, however, that the Servicer shall have no obligation to provide to the Master Servicer any information pursuant to this clause (ii) which is unduly burdensome or costly for the Servicer to provide to the Master Servicer), in such form as may be mutually agreed upon between the Servicer and the Master Servicer, with respect to each Mortgage Loan serviced by the Servicer no later than the tenth (10th) calendar day of each month, or if such day is not a business day, the next business day, commencing on September 10, 2007 to enable the Master Servicer to provide such information to the securities administrator."

          The exhibits referenced in this Section 6(b) are attached to this Agreement on Exhibit B hereto.

     d. The Servicing Fee Rate with respect to each Mortgage Loan is specified on Exhibit A.

     7. The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and the Underlying Agreements is:

                  U.S. Bank National Association
                  209 S. LaSalle Street, Suite 300
                  Chicago, Illinois 60604
                  Attention: Structured Finance Trust Services, BAFC 2007-7

     The Assignor's address for purposes of all notices and correspondence related to the Mortgage Loans and the Underlying Agreements is:

                  Bank of America, National Association
                  214 North Tryon Street
                  Charlotte, North Carolina 28255
                  Attention: Managing Director

     BAFC's address for purposes of all notices and correspondence related to the Mortgage Loans is:

                  Banc of America Funding Corporation
                  214 North Tryon Street
                  Charlotte, North Carolina 28255
                  Attention: General Counsel and Chief Financial Officer

     WMB's address for purposes of all notices and correspondence related to the Mortgage Loans is:

                  Washington Mutual Bank
                  1301 Second Avenue
                  WMC 1401
                  Seattle, Washington 98101
                  Attention: General Counsel

     The Servicer's address for purposes of all notices and correspondence related to its role as Servicer of the Mortgage Loans is:

                  Washington Mutual Bank
                  7301 Baymeadows Way
                  Jacksonville, Florida 32256
                  Attention: Investor Reporting

         Wells Fargo Bank's address for purposes of all notices and correspondence related to its role as Master Servicer of the Mortgage Loans is:

                  Wells Fargo Bank, N.A.
                  9062 Old Annapolis Road
                  Columbia, Maryland  21045
                  Attention: Client Manager - BAFC 2007-7

     8. WMB hereby acknowledges that Wells Fargo Bank, N.A. has been appointed as the Master Servicer of the Mortgage Loans pursuant to the Pooling Agreement, and therefore has the right to enforce all obligations of WMB, as they relate to the Mortgage Loans, under the Servicing Agreement. Such right will include, without limitation, the right to exercise any and all rights of the Assignor (but not the obligations) under the Servicing Agreement to monitor and enforce the obligations of WMB thereunder, the right to terminate WMB under the Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by WMB under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by WMB under the Servicing Agreement, the right to examine the books and records of WMB, the right to enforce the Owner's indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by WMB.

     Notwithstanding anything to the contrary herein, the Master Servicer hereby acknowledges and agrees that the Master Servicer's authority to enforce the obligations of WMB under the Servicing Agreement is solely in a representative capacity and that in no event shall the Master Servicer be entitled to receive indemnification rights from WMB, except as provided in Section 8.9(b) of the Servicing Agreement. Notwithstanding anything to the contrary herein, nothing shall limit the indemnification rights granted to the Assignor under the Servicing Agreement or to the Trustee as Assignee under this Agreement.

     9. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Servicing Agreement.

     10. This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     11. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

     12. This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which the Assignor, the Assignee, WMB or BAFC may be merged or consolidated shall, without the requirement for any further writing, be deemed the Assignor, the Assignee, WMB or BAFC, respectively, hereunder.

     13. This Agreement shall survive the conveyance of the Mortgage Loans and the assignment of Underlying Agreements to the extent of the Mortgage Loans by the Assignor to the Assignee and the termination of the Underlying Agreements.

     14. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

     15. It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by U.S. Bank National Association not individually or personally but solely as trustee on behalf of the Trust, in the exercise of the powers and authority conferred and vested in it under the terms of the Pooling and Servicing Agreement, and (ii) under no circumstances shall U.S. Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust (including, without limitation, any fees, expenses or indemnities payable under the Underlying Agreements), or be liable for the breach or failure of any obligation, representation, warranty or covenant of the Trust under this Agreement or any other related documents, as to all of which recourse shall be had solely to the assets of the Trust in accordance with the terms of the Pooling and Servicing Agreement.

     IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.


                                         Bank of America, National Association,
                                         as Assignor


                                         By:      /s/ Bruce W. Good
                                             -------------------------------
                                         Name:  Bruce W. Good
                                         Title: Principal


                                         U.S. Bank National Association,
                                         as Assignee


                                         By:      /s/ Melissa A Rosal
                                             -----------------------------------
                                         Name:  Melissa A. Rosal
                                         Title: Vice President


                                          Banc of America Funding Corporation


                                          By: /s/ Scott Evans
                                             -----------------------------------
                                          Name:  Scott Evans
                                          Title: Senior Vice President


                                          Washington Mutual Bank


                                          By: /s/ Trisha Lowe
                                             -----------------------------------
                                          Name:  Trisha Lowe
                                          Title: Vice President


Acknowledged and Agreed
as of the date first above written:


Wells Fargo Bank, N.A.,
as Master Servicer


By:      /s/ Raymond Delli Colli
    ------------------------------
Name:  Raymond Delli Colli
Title: Vice President



       [Assignment, Assumption and Recognition Agreement for BAFC 2007-7]

                                   EXHIBIT A-1

                         Schedule of DLJ Mortgage Loans


                [Please see the Free Writing Prospectus filed and
                     accepted by the Securities and Exchange
                Commission on August 30, 2007, with a filing date
                     of August 30, 2007 and accession number
                             0001379402-07-000035.]

                                   EXHIBIT A-2

                         Schedule of WMB Mortgage Loans



                [Please see the Free Writing Prospectus filed and
                     accepted by the Securities and Exchange
                Commission on August 30, 2007, with a filing date
                     of August 30, 2007 and accession number
                             0001379402-07-000035.]

                                    EXHIBIT B

                                   EXHIBIT F-1

          Calculation of Realized Loss/Gain Form 332- Instruction Sheet

     NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

     The numbers on the 332 form correspond with the numbers listed below.

     Liquidation and Acquisition Expenses:

     1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     4-12. Complete as applicable. Required documentation:

          * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

          *    For escrow advances - complete payment history

               (to calculate advances from last positive escrow balance forward)

          * Other expenses - copies of corporate advance history showing all payments

          *    REO repairs > $1500 require explanation

          *    REO repairs >$3000 require evidence of at least 2 bids.

          * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate

          *    Unusual or extraordinary items may require further documentation.

     13.  The total of lines 1 through 12.


     Credits:

     14-21. Complete as applicable. Required documentation:

          * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

               Letter of Proceeds Breakdown.

          *    Copy of EOB for any MI or gov't guarantee

          *    All other credits need to be clearly defined on the 332 form

     22.  The total of lines 14 through 21.

     Please Note: For HUD/VA loans,  use line (18a) for Part A/Initial  proceeds and line (18b) for Part B/Supplemental proceeds.

     Total Realized Loss (or Amount of Any Gain)

     23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Calculation of Realized Loss/Gain Form 332

     Prepared by:  __________________                     Date:  _______________
     Phone:  ______________________   Email Address:_____________________


--------------------       ---------------------      ---------------------
Servicer Loan No.             Servicer Name             Servicer Address
--------------------       ---------------------      ---------------------


         WELLS FARGO BANK, N.A. Loan No._____________________________

         Borrower's Name: ______________________________________________________
         Property Address: _____________________________________________________

         Liquidation Type:  REO Sale                  3rd Party Sale            Short Sale       Charge Off

         Was this loan granted a Bankruptcy deficiency or cramdown              Yes                No
         If "Yes", provide deficiency or cramdown amount ______________________________________________

         Liquidation and Acquisition Expenses:
         (1)  Actual Unpaid Principal Balance of Mortgage Loan                  $________________(1)
         (2)  Interest accrued at Net Rate                                       ________________(2)
         (3)  Accrued Servicing Fees                                             ________________(3)
         (4)  Attorney's Fees                                                    ________________(4)
         (5)  Taxes (see page 2)                                                 ________________(5)
         (6)  Property Maintenance                                               ________________(6)
         (7)  MI/Hazard Insurance Premiums (see page 2)                          ________________(7)
         (8)  Utility Expenses                                                   ________________(8)
         (9)  Appraisal/BPO                                                      ________________(9)
         (10) Property Inspections                                               ________________(10)
         (11) FC Costs/Other Legal Expenses                                      ________________(11)
         (12) Other (itemize)                                                    ________________(12)
                  Cash for Keys__________________________                        ________________(12)
                  HOA/Condo Fees_________________________                        ________________(12)
                  _______________________________________                        ________________(12)

                  Total Expenses                                                $________________(13)
         Credits:
         (14) Escrow Balance                                                    $________________(14)
         (15) HIP Refund                                                        ________________ (15)
         (16) Rental Receipts                                                   ________________ (16)
         (17) Hazard Loss Proceeds                                              ________________ (17)
         (18) Primary Mortgage Insurance / Gov't Insurance                      ________________ (18a)
         HUD Part A
                                                                                ________________ (18b)
         HUD Part B
         (19) Pool Insurance Proceeds                                           ________________ (19)
         (20) Proceeds from Sale of Acquired Property                           ________________ (20)
         (21) Other (itemize)                                                   ________________ (21)


          _________________________________________                             ________________ (21)

              Total Credits                                                     $________________(22)
         Total Realized Loss (or Amount of Gain)                                $________________(23)


Escrow Disbursement Detail


------------------ --------------- ---------------- --------------- ---------------- ---------------- ----------------
      Type           Date Paid        Period of       Total Paid      Base Amount       Penalties        Interest
   (Tax /Ins.)                        Coverage
------------------ --------------- ---------------- --------------- ---------------- ---------------- ----------------

------------------ --------------- ---------------- --------------- ---------------- ---------------- ----------------

------------------ --------------- ---------------- --------------- ---------------- ---------------- ----------------

------------------ --------------- ---------------- --------------- ---------------- ---------------- ----------------

------------------ --------------- ---------------- --------------- ---------------- ---------------- ----------------

------------------ --------------- ---------------- --------------- ---------------- ---------------- ----------------

------------------ --------------- ---------------- --------------- ---------------- ---------------- ----------------

------------------ --------------- ---------------- --------------- ---------------- ---------------- ----------------

------------------ --------------- ---------------- --------------- ---------------- ---------------- ----------------

                                   EXHIBIT F-2

                       FORM OF SERVICER INFORMATION - WMB

     The following information will be e-mailed to the Master Servicer by WMB:

LOAN NUMBER
INTEREST RATE
PENDING RATE
SCHED P&I PMT
SCHEDULED PRINCIPAL
GROSS INTEREST
CURTAILMENT COLL
PIF PRINCIPAL
PIF INTEREST DIFF
ARM INDEX
PEND INDEX
ENDING SCHED BAL
INVESTOR LOAN NUM
SERVICE FEE RATE
DUE DATE
YIELD RATE
BEGINNING BALANCE
ENDING BALANCE
BEGINNING SCHED BAL
PRINCIPAL COLLECTED
SCHEDULED NET INT
SCHEDULED BUYDOWN
SERVICE FEE COLL
REMITTANCE AMOUNT

In addition, a hard copy of the following information will be sent to the Master Servicer by WMB:

DELINQUENCIES:
                1-30
                31-60
                61-90
                91 +
         Foreclosures
         REO Properties

                                   EXHIBIT F-3

Standard File Layout - Scheduled/Scheduled

------------------------------------------------------------------------------------------------------------------------------------
Column Name               Description                                          Decimal  Format Comment                      Max Size
------------------------------------------------------------------------------------------------------------------------------------
SER_INVESTOR_NBR          A value assigned by the Servicer to define a group            Text up to 10 digits                      20
                          of loans.
------------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                  A unique identifier assigned to each loan by the              Text up to 10 digits                      10
                          investor.
------------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR         A unique number assigned to a loan by the Servicer.           Text up to 10 digits                      10
                          This may be different than the LOAN_NBR.
------------------------------------------------------------------------------------------------------------------------------------
BORROWER_NAME             The borrower name as received in the file.  It is             Maximum length of 30 (Last, First)        30
                          not separated by first and last name.
------------------------------------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT             Scheduled monthly principal and scheduled interest       2    No commas(,) or dollar signs ($)          11
                          payment that a borrower is expected to pay, P&I
                          constant.
------------------------------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE             The loan interest rate as reported by the Servicer.      4    Max length of 6                            6
------------------------------------------------------------------------------------------------------------------------------------
NET_INT_RATE              The loan gross interest rate less the service fee        4    Max length of 6                            6
                          rate as reported by the Servicer.
------------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE             The servicer's fee rate for a loan as reported by        4    Max length of 6                            6
                          the Servicer.
------------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_AMT              The servicer's fee amount for a loan as reported by      2    No commas(,) or dollar signs ($)          11
                          the Servicer.
------------------------------------------------------------------------------------------------------------------------------------
NEW_PAY_AMT               The new loan payment amount as reported by the           2    No commas(,) or dollar signs ($)          11
                          Servicer.
------------------------------------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE             The new loan rate as reported by the Servicer.           4    Max length of 6                            6
------------------------------------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE            The index the Servicer is using to calculate a           4    Max length of 6                            6
                          forecasted rate.
------------------------------------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL         The borrower's actual principal balance at the           2    No commas(,) or dollar signs ($)          11
                          beginning of the processing cycle.
------------------------------------------------------------------------------------------------------------------------------------
ACTL_END_PRIN_BAL         The borrower's actual principal balance at the end       2    No commas(,) or dollar signs ($)          11
                          of the processing cycle.
------------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE    The date at the end of processing cycle that the              MM/DD/YYYY                                10
                          borrower's next payment is due to the Servicer, as
                          reported by Servicer.
------------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1           The first curtailment amount to be applied.              2    No commas(,) or dollar signs ($)          11
------------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1          The curtailment date associated with the first                MM/DD/YYYY                                10
                          curtailment amount.
------------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1           The curtailment interest on the first curtailment        2    No commas(,) or dollar signs ($)          11
                          amount, if applicable.
------------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_2           The second curtailment amount to be applied.             2    No commas(,) or dollar signs ($)          11
------------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_2          The curtailment date associated with the second               MM/DD/YYYY                                10
                          curtailment amount.
------------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2           The curtailment interest on the second curtailment       2    No commas(,) or dollar signs ($)          11
                          amount, if applicable.
------------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3           The third curtailment amount to be applied.              2    No commas(,) or dollar signs ($)          11
------------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3          The curtailment date associated with the third                MM/DD/YYYY                                10
                          curtailment amount.
------------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3            The curtailment interest on the third curtailment        2    No commas(,) or dollar signs ($)          11
                          amount, if applicable.
------------------------------------------------------------------------------------------------------------------------------------
PIF_AMT                   The loan "paid in full" amount as reported by the        2    No commas(,) or dollar signs ($)          11
                          Servicer.
------------------------------------------------------------------------------------------------------------------------------------


PIF_DATE                  The paid in full date as reported by the Servicer.            MM/DD/YYYY                                10
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Action Code Key: 15=Bankruptcy,            2
                                                                                        30=Foreclosure, , 60=PIF,
                                                                                        63=Substitution, 65=Repurchase,70=REO
                                                                               -----------------------------------------------------
ACTION_CODE               The standard FNMA numeric code used to indicate
                          the default/delinquent status of a particular
                          loan.
------------------------------------------------------------------------------------------------------------------------------------
INT_ADJ_AMT               The amount of the interest adjustment as reported by     2    No commas(,) or dollar signs ($)          11
                          the Servicer.
------------------------------------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT    The Soldier and Sailor Adjustment amount, if             2    No commas(,) or dollar signs ($)          11
                          applicable.
------------------------------------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT          The Non Recoverable Loan Amount, if applicable.          2    No commas(,) or dollar signs ($)          11
------------------------------------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT             The amount the Servicer is passing as a loss, if         2    No commas(,) or dollar signs ($)          11
                          applicable.
------------------------------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL        The scheduled outstanding principal amount due at        2    No commas(,) or dollar signs ($)          11
                          the beginning of the cycle date to be passed through
                          to investors.
------------------------------------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL        The scheduled principal balance due to investors at      2    No commas(,) or dollar signs ($)          11
                          the end of a processing cycle.
------------------------------------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT            The scheduled principal amount as reported by the        2    No commas(,) or dollar signs ($)          11
                          Servicer for the current cycle -- only applicable
                          for Scheduled/Scheduled Loans.
------------------------------------------------------------------------------------------------------------------------------------
SCHED_NET_INT             The scheduled gross interest amount less the service     2    No commas(,) or dollar signs ($)          11
                          fee amount for the current cycle as reported by
                          the Servicer -- only applicable for
                          Scheduled/Scheduled Loans.
------------------------------------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT             The actual principal amount collected by the             2    No commas(,) or dollar signs ($)          11
                          Servicer for the current reporting cycle -- only
                          applicable for Actual/Actual Loans.
------------------------------------------------------------------------------------------------------------------------------------
ACTL_NET_INT              The actual gross interest amount less the service        2    No commas(,) or dollar signs ($)          11
                          fee amount for the current reporting cycle as
                          reported by the Servicer -- only applicable for
                          Actual/Actual Loans.
------------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ AMT       The penalty amount received when a borrower prepays      2    No commas(,) or dollar signs ($)          11
                          on his loan as reported by the Servicer.
------------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ WAIVED    The prepayment penalty amount for the loan waived by     2    No commas(,) or dollar signs ($)          11
                          the servicer.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
MOD_DATE                  The Effective Payment Date of the Modification for            MM/DD/YYYY                                10
                          the loan.
------------------------------------------------------------------------------------------------------------------------------------
MOD_TYPE                  The Modification Type.                                        Varchar - value can be alpha or numeric   30
------------------------------------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT    The current outstanding principal and interest           2    No commas(,) or dollar signs ($)          11
                          advances made by Servicer.
------------------------------------------------------------------------------------------------------------------------------------

                                   APPENDIX A

                               Purchase Agreement

                            [Available upon request]

                                   APPENDIX B

                               Servicing Agreement


     [Included as Exhibits 10.2(A) and (B) to the Current Report on Form 8-K
          pursuant to which this Assignment, Assumption and Recognition
                              Agreement is filed.]